THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE Act PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT

No. 1999-W_______

                 To Purchase ________ Shares of Common Stock of

                            OSAGE SYSTEMS GROUP, INC.

THIS CERTIFIES that, for value received, ___________________ (the "INVESTOR" or "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after vesting and on or after the date hereof and on or prior to 5:00 p.m. Mountain Time on November 21, 2004 (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from OSAGE SYSTEMS GROUP, INC., a Delaware corporation (the "COMPANY"), ______________ shares of Common Stock (the "WARRANT SHARES"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $.30. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with a Securities Purchase Agreement dated as of October 8, 1999 (the "SECURITIES PURCHASE AGREEMENT") entered into between the Company and the Investor.

     1. Exercise of Warrant.

        a) Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, following vesting, but before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in Section 9(d) or 9(e) below, by the surrender on any business day of this Warrant and the Notice of Exercise annexed hereto duly completed and executed, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), together with delivery to the Company by such holder of all certifications or documentation reasonably necessary to establish, to the satisfaction of the Company, that any such exercise has been undertaken in compliance with all applicable federal and state securities laws, and upon payment of the full Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within fifteen (15) business days after the date on which this Warrant shall have been exercised as aforesaid. The Exercise Price shall either be payable in cash or by bank or certified check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased; or by cashless exercise through (i) the delivery by the Holder to the Company of an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the Warrant Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; (ii) through the delivery by the Holder to the Company of shares of the Company's Common Stock for which Holder is and has been the record and beneficial owner for at least six (6) months (with such shares to serve as a cash equivalent to the extent of the market value thereof); (iii) a withholding by the Company of shares of Common Stock that Holder is otherwise entitled to receive upon exercise of this Warrant; or
(iv) by any combination thereof.

     If shares of Common Stock of the Company are tendered or withheld as payment of the Exercise Price, the value of such shares shall be their "market value" as of the trading date immediately preceding the date of exercise. The "market value" shall be:

        (i) If the Company's Common Stock is traded in the over-the-counter market and not on any national securities exchange nor in the NASDAQ Reporting System, the market value shall be the average of the mean between the last bid and ask prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

        (ii) If the Company's Common Stock is traded on a national securities exchange or in the NASDAQ Reporting System, the market value shall be either (x) the simple average of the high and low prices at which a share of the Company's common stock traded, as quoted on the NASDAQ-NMS or its other principal exchange, or (y) the price of the last sale of a share of common stock as similarly quoted, whichever is higher, and rounding out such figure to the next higher multiple of 12.5 cents (unless the figure is already a multiple of 12.5 cents).

        (iii) If such tender would result in an issuance of a whole number of shares and a fractional share of Common Stock, the value of such fractional share shall be paid to the Company in cash or by check by the Holder.

        b) Exercise of the purchase rights represented by this Warrant shall only be permitted following vesting. Vesting shall occur once the stockholders of the Company approve the transactions contained in the Securities Purchase Agreement, particularly the exercise rights provided in this instrument.

        c) In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Investor thereof to purchase the balance of the Warrant Shares purchasable under the Warrant so surrendered that shall not have been purchased.

        d) No adjustments shall be made for any cash dividends on Warrant Shares issuable upon exercise of the Warrant. The Company shall cancel Warrant Certificates surrendered upon exercise of Warrants.

     2. Authorization of Shares.

        a) The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

        b) The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the American Stock Exchange or any domestic securities exchange upon which the Common Stock may be listed.

        c) At the time of or before taking any action which would cause an adjustment pursuant to Section 9 hereof, reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order to assure that the par value per share of the Warrant Shares is at all times equal to or less than the Exercise Price per share and so that the Company may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price, as so adjusted; the Company will also from time to time take such action if at any time the Exercise Price is below the then par value of the Warrant Shares.

     3. Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this
Section 3, be issuable upon the exercise of this Warrant, the Company shall pay to the Investor exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this Section 3, the current market value shall be determined as follows:

        (i) if the Warrant Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (i) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Warrant Shares are then listed or in the NASDAQ Reporting System; or

        (ii) if the Warrant Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

        (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

     4. Payment of Taxes.

        a) The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Investor of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        b) Upon exercise of a Warrant, the Company shall have the right to require the Investor to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Warrant Shares issuable pursuant to the exercise of such Warrant.

        c) An Investor who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount
(i) in cash; (ii) in the discretion of the Company's Chief Executive Officer, through the delivery to the Company of previously-owned shares of common stock of the Company having an aggregate current market value equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Investor for at least six (6) months; (iii) in the discretion of the Company's Chief Executive Officer, through the withholding of shares of common stock of the Company otherwise issuable to the Investor in connection with the exercise of a Warrant; or (iv) in the discretion of the Company's Chief Executive Officer, through a combination of the procedures set forth in clauses (i), (ii) and (iii) of this Section 4(c).

     5. Loss, Theft, Destruction or Mutilation of Warrant Certificate. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate or Warrant Certificates of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to the Company and its counsel, and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

     6. Rights of Investor. Subject to the terms of Section 9 below, the Investor shall not, by virtue of anything contained in this Warrant Certificate or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

     7. Assignment and Transfer of Warrant. Subject to the provisions of Section 8 below, this Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the "Act"), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt, and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant Certificate shall be canceled by the Company.

     Any Warrant Certificate may be exchanged, at the option of the Investor thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Warrant Shares as the Warrant Certificate surrendered for exchange or transfer, and the Warrant Certificate so surrendered shall be canceled by the Company or transfer agent, as the case may be.

     8. Restrictions on Transferability: Restrictive Legend. Neither this Warrant nor the Warrant Shares shall be transferable except in accordance with the provisions of this Section.

        a) Restrictions on Transfer; Indemnification. Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Act, unless (i) such security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

     The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of this Section 8.

        b) Restrictive Legends. Unless and until otherwise permitted by this
Section 8, this Warrant Certificate, each Warrant Certificate issued to the Holder or to any transferee or assignee of this Warrant Certificate, and each Certificate representing Warrant Shares issued upon exercise of this Warrant or to any transferee of the person to whom the Warrant Shares were issued, shall bear a legend setting forth the requirements of subparagraph (a) of this Section 8, together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

        c) Notice of Proposed Transfers. Prior to any transfer, offer to transfer or attempted transfer of this Warrant or any Exercise Share, the holder of such security shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall (x) describe the manner and circumstances of the proposed transfer in sufficient detail, and shall contain an undertaking by the person giving such notice to furnish such other information as may be required, to enable counsel to render the opinions referred to below, and shall (y) designate the counsel for the person giving such notice, such counsel to be satisfactory to the Company. The person giving such notice shall submit a copy thereof to the counsel designated in such notice and the Company shall submit a copy thereof to its counsel, and the following provisions shall apply:

            (i) If, in the opinion of each such counsel, the proposed transfer of this Warrant or Exercise Share, as appropriate, may be effected without registration of such security under the Act, the Company shall, as promptly as practicable, so notify the holder of such security and such holder shall thereupon be entitled to transfer such security in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the securities thus to be transferred (and each certificate evidencing any untransferred balance of the securities evidenced by such certificate) shall bear the restrictive legends referred to in subparagraph (b) above, unless in the opinion of each such counsel such legend is not required in order to insure compliance with the Act.

            (ii) If, in the opinion of either of such counsel, the proposed transfer of securities may not be effected without registration under the Act, the Company shall, as promptly as practicable, so notify the holder thereof. However, the Company shall have no obligation to register such securities under the Act, except as otherwise provided herein.

        d) The holder of the securities giving the notice under subparagraph 8(c) shall not be entitled to transfer any of the securities until receipt of notice from the Company under paragraph (i) of subparagraph 8(c) or registration of such securities under the Act has become effective.

        e) Removal of Legend. The Company shall, at the request of any registered holder of a Warrant or Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by subparagraph (b) if, in the opinion of counsel to the Company, such restrictive legend is no longer necessary.

     9. Adjustment of Warrant Shares and Exercise Price. The Exercise Price and the number and kind of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

        a) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Investor of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Investor immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

        b) In case the Company shall hereafter issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price of the Common Stock (as defined in subparagraph (g) below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of

Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

        c) Subject to subparagraphs 9(d) and 9(e) hereafter, if at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's common stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 9. The foregoing provisions of this subparagraph 9(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Investor hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        d) In the case of a proposed (i) dissolution or liquidation of the Company, (ii) merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) sale of 50% or more of the outstanding stock of the Company to a unrelated person or entity, or (iv) a sale or transfer of all or substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person (in each case, a "Fundamental Transaction"), unless, with respect to the events described in subclause (d)(ii) above, provision is made, in the discretion of the Company, in connection with the Fundamental Transaction for the substitution of such Warrants with new awards of the successor entity (with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in subparagraph (c) of this Section 9), all or any unexercised portion of the Warrants granted hereunder shall be terminated within fifteen (15) days after written notice to the Holder of such proposed Fundamental Transaction, during which fifteen-day period the Holder may exercise the Warrant or any part thereof. If the proposed Fundamental Transaction is later abandoned and not consummated, such Warrants, to the extent not so exercised, shall be deemed reinstated on their original terms set forth herein, as if never terminated.

        e) Subject to subparagraph 9(d) above, in the event of a Fundamental Transaction described in subclause 9(d)(ii) above under the terms of which holders of the Company's Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock of the Company surrendered pursuant to such Fundamental Transaction (the "Cash Purchase Price"), the Board of Directors may, in its sole discretion, provide that all or any unexercised portion of the Warrants granted hereunder shall terminate upon consummation of such Fundamental Transaction and the Holder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of Warrant Shares subject to the Warrants then outstanding hereunder held by the Holder exceeds (ii) the aggregate Exercise Price of such Warrants.

        f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subparagraphs (a), (b) and (c) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

        g) For the purpose of any computation under subparagraph (b) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for thirty (30) consecutive business days before such date. The closing price for each day shall be the last sale price or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices or if not so available, the fair market price as determined by the Board of Directors.

        h) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments which by reason of this subparagraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 9, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of Warrants to Purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Section 9 hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

        i) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Investors, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this
Section 9, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

        j) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) above, the Investor of this Warrant thereafter shall become entitled to receive any Warrant Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) to (g), inclusive, above.

        k) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

        l) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 9, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Investor.

     10. Compliance with Securities Laws. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

        a) Without limiting the Investor's right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Investor of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Investor's own account and not as a nominee for any other party, and that the Investor will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Warrant, the Investor shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares of Common Stock so purchased are being acquired solely for the Investor's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

        b) Investor recognizes that investing in the Warrant and the Warrant Shares involves a high degree of risk, and Investor is in a financial position to hold the Warrant and the Warrant Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Warrant and the Warrant Shares. The Investor is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and have had the opportunity to inspect the Company's operation. Investor has had the opportunity to ask questions of, and receive answers from, the management of the Company (and any person acting on its behalf) concerning the Warrant and the Warrant Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Investor may have requested in making its investment decision. The initial Investor in this Warrant is an "accredited investor", as defined by Regulation D promulgated under the Act.

     11. Registration Rights. The Investor of this Warrant shall be entitled to the registration rights set forth in Section 4 of the Securities Purchase Agreement.

     12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Investor or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Investor or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Securities Purchase Agreement. All notices under this Warrant shall be deemed to have been given (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the fifth business day following the date of such mailing.

     A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 12.

     13. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Investor.

     14. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Investor and the Company.

     15. Severability. If for any reason any provision, paragraph or terms of this Warrant Certificate is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

     16. Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the City of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with
Section 12. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

     17. Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Investor, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     18. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     19. Headings. Paragraph and subparagraph headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant Certificate nor constitute a part of this Warrant Certificate for any other purpose.

     IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the 22nd day of November 1999.

                                            OSAGE SYSTEMS GROUP, Inc.


                                            By: /s/ Phil Carter
                                                -------------------
                                                Phil Carter,
                                                Interim Chief Executive Officer

Acknowledged and Agreed
to by the undersigned
this ___ day of November 1999.

INVESTOR:



Address:

                               NOTICE OF EXERCISE



To: OSAGE SYSTEMS GROUP, INC.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of OSAGE SYSTEMS GROUP, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.


(2) [Only in the event that the exercise of this Warrant occurs prior to the Warrant Shares being subject to an effective registration statement or prior to the existence of an exemption from registration shall this be applicable] In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           -------------------------------

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                     -----------------------------------
                                     (Name)

--------------------                 -----------------------------------
(Date)                               (Signature)
                                     -----------------------------------
                                     (Address)


Dated:
------------------------------
Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

---------------------------------------------- whose address is

---------------------------------------------------------------.



----------------------------------------------------------------

                                         Dated: ----------------,


               Holder's Signature: -----------------------------

               Holder's Address:   -----------------------------

                                   -----------------------------



Signature Guaranteed: ------------------------------------------




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.